First Quarter 2023
Supplemental Presentation

April 26, 2023

MORNINGSTAR

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. More information about factors that could affect Morningstar’s business and financial results are in our filings with the SEC, including our most recent 8-K, 10-K and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law.

In addition, this presentation references non-GAAP financial measures including, but not limited to, organic revenue, adjusted operating income, and free cash flow. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the appendix to this presentation and in our filings with the SEC, including our most recent 8-K, 10-K and 10-Q.

Q1 2023 Financial Performance ($mil)


Revenue
+5.0%
22
23
$457.0
$479.7
Operating Income
–56.6%
22
23
$56.4
$24.5
Adjusted Operating Income*
–37.2%
22
23
$82.5
$51.8
Free Cash Flow**
NMF%
22
23
–$4.5
–$6.1

* Adjusted operating income is a non-GAAP measure and excludes intangible amortization expense, other merger and acquisition (M&A) related expenses and earn-outs, and items related to the significant reduction and shift of the Company's operations in China. ** Free cash flow is a non-GAAP measure and is defined as cash provided by or used for operating activities less capital expenditures. Excluding $4.5 million of contingent consideration related to the acquisition of Leveraged Commentary & Data (LCD) reflected in operating cash flow, free cash flow would have been -$1.6 million for the quarter ended March 31, 2023.

MORNINGSTAR®

Q1 2023 Revenue Walk


+5.0%
– 4.0%
+1.8%
+2.8%
Reported Revenue Growth
Impact of M&A
Currency Impact
Organic Revenue Growth*

Contributors of Organic Revenue Growth**	
License-Based	14.3%
Asset-Based	–6.0%
Transaction-Based	–35.0%

* Organic revenue is a non-GAAP measure. **Starting with the quarter ended March 31, 2023, the Company updated its revenue-type classifications to account for product areas with more than one revenue type, impacting Morningstar Sustainalytics, Morningstar Indexes, and DBRS Morningstar. The calculation of organic revenue growth by revenue type compares first quarter 2023 revenue to first quarter 2022 revenue on the basis of the updated classifications.

Quarterly Revenue Trend ($mil)


Transaction-Based Revenue*
Asset-Based Revenue*
License-Based Revenue*
Consolidated Organic Revenue Trend
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
24.8%
5.8%
12.1%
13.0%
24.6%
23.0%
13.3%
16.7%
21.6%
22.5%
16.9%
18.6%
35.3%
17.7%
18.5%
21.4%
18.3%
14.9%
18.8%
18.1%
6.0%
7.5%
20.3%
15.8%
-17.8%
-5.3%
18.3%
8.5%
-31.9%
-8.9%
14.9%
2.2%
-35.0%
-6.0%
14.3%
2.8%
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23

Bars represent reported revenue. Percentages represent YOY organic revenue growth (decline). *Starting with the quarter ended March 31, 2023, the Company updated its revenue-type classifications to account for product areas with more than one revenue type, impacting Morningstar Sustainalytics, Morningstar Indexes, and DBRS Morningstar. The calculation of organic revenue growth by revenue type compares first quarter 2023 revenue to first quarter 2022 revenue on the basis of the updated classifications.

Q1 2023 Organic Revenue Walk* ($ mil)


$457.0
9.9
22.8
6.1
4.3
3.7
1.4
1.3
–20.8
–3.6
–1.4
–1.0
$479.7
Q1 2022 Revenue
M&A and foreign exchange adjustments
PitchBook
Morningstar Data
Morningstar Direct
Morningstar Sustainalytics
Morningstar Advisor Workstation
Morningstar Indexes
DBRS Morningstar
Investment Management
Workplace Solutions
Other products
Q1 2023 YTD Revenue

* Organic revenue, a non-GAAP measure, excludes revenue from acquisitions for a period of 12 months upon completion of the acquisition, accounting changes, and the effect of foreign currency translations.

MORNINGSTAR®

Q1 2023 Revenue Drivers:
License-Based Revenue Trend* ($mil)



+16.7% Reported
+14.3% Organic
22
23
$311.9
$364.0

License-Based Organic Revenue Drivers:

- PitchBook (+24.8%), Morningstar Sustainalytics' license-based products (+39.9%), Morningstar Data (+10.0%), and Morningstar Direct (+9.7%) were the primary contributors to organic revenue growth in Q1 23.
- Strength in PitchBook's core investor and advisor segments offset some softening in the company segment. Morningstar Sustainalytics' license-based revenue growth was driven by regulatory and compliance solutions in EMEA, the expansion of use cases with existing clients, and robust demand for ESG ratings services.

Organic revenue is a non-GAAP measure. The bars represent reported revenue.
*Starting with the quarter ended March 31, 2023, the Company updated its revenue-type classifications to account for product areas with more than one revenue type, impacting Morningstar Sustainalytics, Morningstar Indexes, and DBRS Morningstar. The calculation of organic revenue growth by revenue type compares first quarter 2023 revenue to first quarter 2022 revenue on the basis of the updated classifications.

Q1 2023 Revenue Drivers:
Asset-Based Revenue Trend* ($mil)



–4.7% Reported
–6.0% Organic
22
23
$68.5
$65.3

Asset-Based Organic Revenue Drivers:

- Market declines compared to the prior-year period drove the organic decline in revenue for Investment Management (-11.8%) and Workplace Solutions (-5.3%).
- Organic growth in Morningstar Indexes partially offset these declines, due primarily to strength in investable products.

Organic revenue is a non-GAAP measure. The bars represent reported revenue.

*Starting with the quarter ended March 31, 2023, the Company updated its revenue-type classifications to account for product areas with more than one revenue type, impacting Morningstar Sustainalytics, Morningstar Indexes, and DBRS Morningstar. The calculation of organic revenue growth by revenue type compares first quarter 2023 revenue to first quarter 2022 revenue on the basis of the updated classifications.

MORNINGSTAR®

Q1 2023 Revenue Drivers:
Transaction-Based Revenue Trend* ($mil)



–34.2% Reported
–35.0% Organic
22
23
$76.6
$50.4

Transaction-Based Organic Revenue Drivers:

- DBRS Morningstar revenue decreased 30.7% on an organic basis, with a 32.5% decline in its transaction-based revenue, reflecting weak levels of global credit issuance activity due to uncertainty related to the macro-economic environment and volatility in the credit markets. Declines were most pronounced in commercial-mortgage-backed securities ratings.
- Lower ad sales also contributed to the decline.

Organic revenue is a non-GAAP measure. The bars represent reported revenue.

*Starting with the quarter ended March 31, 2023, the Company updated its revenue-type classifications to account for product areas with more than one revenue type, impacting Morningstar Sustainalytics, Morningstar Indexes, and DBRS Morningstar. The calculation of organic revenue growth by revenue type compares first quarter 2023 revenue to first quarter 2022 revenue on the basis of the updated classifications.

MORNINGSTAR®

Quarterly Product Trends

PitchBook* ($mil)



$120.0
$110.0
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
38.5%
36.0%
42.5%
42.3%
47.2%
43.1%
50.1%
41.4%
49.4%
41.1%
46.7%
37.5%
38.7%
36.3%
30.7%
28.0%
24.8%
24.8%
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q322
Q4 22
Q1 23
PitchBook Revenue
YOY License Trend
YOY Organic Revenue Trend

Morningstar Data ($mil)



$120.0
$110.0
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
10.2%
7.6%
11.4%
12.0%
9.7%
11.7%
9.6%
6.9%
10.0%
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q322
Q4 22
Q1 23
Morningstar Data Revenue
YOY Organic Revenue Trend

Organic revenue is a non-GAAP measure. *PitchBook licenses totaled 100,671 as of the first quarter of 2023, compared to 80,694 in the prior-year quarter. The timing of activities such as user maintenance, user audits, provisioning access, and shutting off of users results in fluctuations in license counts over time. As a result, license growth trends are best assessed on a rolling 12-month basis.

MORNINGSTAR®

Quarterly Product Trends

Morningstar Direct* ($mil)



$120.0
$110.0
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
6.9%
7.2%
8.4%
7.6%
10.2%
10.2%
10.0%
12.1%
9.7%
4.1%
4.8%
5.5%
6.3%
6.3%
6.4%
5.5%
5.7%
4.8%
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Morningstar Direct Revenue
YOY Organic Revenue Trend
YOY License Trend

Morningstar Sustainalytics** ($mil)



$120.0
$110.0
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
43.6%
45.1%
47.7%
47.4%
45.8%
25.9%
15.9%
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Morningstar Sustainalytics Revenue
YOY Organic Revenue Trend

Organic revenue is a non-GAAP measure. *Morningstar Direct licenses totaled 18,558 as of the first quarter of 2023, compared to 17,700 in the prior-year quarter. **Revenue for Morningstar Sustainalytics' license-based products increased 39.9% on an organic basis in the first quarter of 2023, while revenue for Morningstar Sustainalytics' transaction-based products (second-party opinions) declined 71.8% on an organic basis.

Quarterly Product Trends



Morningstar Advisor Workstation ($mil)
$120.0
$110.0
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
3.9%
7.2%
5.7%
2.7%
1.9%
3.4%
4.8%
6.6%
6.2%
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q322
Q4 22
Q1 23
Morningstar Advisor Workstation Revenue
YOY Organic Revenue Trend

Organic revenue is a non-GAAP measure.

Quarterly Product Trends:
DBRS Morningstar Revenue by Asset Class ($mil)



$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
23.5%
22.3%
18.9%
39.7%
17.6%
3.1%
-17.5%
-35.3%
-30.7%
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Fundamental Ratings
Structured Finance Ratings
Consolidated Organic Revenue Trend

DBRS Morningstar Q1 2023 Organic Revenue Drivers:

- Category mix in Q1 2023 was 55% Structured Finance* v. 45% Fundamental Ratings.**
- Recurring revenue, which is derived primarily from surveillance, research, and other transaction-related services, represented 55.4% of total DBRS Morningstar revenue.

*Structured Finance (Asset-Backed Securities, Commercial Mortgage-Backed Securities, Residential Mortgage-Backed Securities). **Fundamental Ratings (Corporate, Financial Institutions, Sovereign) & Other.

MORNINGSTAR®

Quarterly Product Trends:
DBRS Morningstar Revenue Trend by Geography ($mil)



$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
41.6%
22.4%
17.6%
17.3%
-13.6%
64.7%
10.6%
-5.5%
36.1%
6.4%
-0.9%
81.6%
-15.6%
-9.3%
46.0%
-5.1%
-7.8%
11.9%
-9.7%
4.1%
-27.9%
-15.4%
-11.2%
-48.1%
-3.3%
6.6%
-48.7%
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
EMEA
USA
Canada

DBRS Morningstar Q1 2023 Organic Revenue Drivers:

- ▷ Organic revenue declined 48.7% in the U.S. due to a sharp decrease in ratings of structured finance securities and financial institutions.
- ▷ Organic revenue increased 6.6% in Canada due primarily to strength in corporate, financial institutions and pension ratings, partially offset by weakness in asset-backed securities ratings.
- ▷ Organic revenue declined 3.3% in EMEA, primarily due to weakness in residential- and commercial-mortgage-backed securities.

Bars represent reported revenue. Percentages represent organic revenue growth (decline). Organic revenue is a non-GAAP measure.

MORNINGSTAR®

Quarterly Product Trends: Investment Management ($bil)


$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
-6.1%
10.6%
6.0%
8.0%
13.1%
4.4%
-13.2%
-18.9
-11.8
Asset Allocation
Institutional Asset Management
Managed Portfolios - Non-Wholesale**
Managed Portfolios - Wholesale*
Organic Revenue Trend

Investment Management Q1 2023 AUM/A:

Investment Management assets were relatively flat versus the prior-year period. Excluding the $4.8 billion of assets related to the acquisition of Praemium's U.K. and international offerings in the second quarter of 2022, assets would have fallen 9.0%, reflecting the decline in global markets over the period and softer flows.

* Managed Portfolios – Wholesale: Through our distribution sales team, the Company offers investment strategies and services directly to financial advisors in bank, broker dealers with a corporate RIA, who have a corporate RIA, insurance, and RIA channels that offer the Company's investment strategies and services to their clients (the end investor). This remains the Company's strategic focus. **Managed Portfolios – Non-Wholesale: The Company sells services directly to financial institutions such as broker dealers, discount brokers, and wirehouses. Our distribution sales team is not involved with the advisers of these firms.

Quarterly Product Trends:
Workplace Solutions ($bil)



$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
18.9%
29.4%
30.5%
16.7%
5.6%
2.7%
-6.0%
-4.4%
-5.3%
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Custom Models/CIT
Fiduciary Services
Managed Accounts
Organic Revenue Growth

Workplace Solutions Q1 2023 AUM/A:

Workplace Solutions assets under management and advisement declined 7.8% versus the prior-year period, reflecting the decline in global markets compared to the prior-year period.

Managed Accounts includes Retirement Manager and Advisor Managed Accounts. Fiduciary Services helps retirement plan sponsors build appropriate investment lineups for their participants. Custom Models/CIT offer customized investment lineups for clients based on plan participant demographics or other specific factors.

MORNINGSTAR®

Q1 2023 Operating Margins



Operating Margin
Adjusted Operating Margin
+12.3%
+5.1%
+18.1%
+10.8%
22
23
22
23

Operating Margin Drivers:

Operating expense included $5.6 million of costs related to the Company's significant reduction and shift of its China operations, which are excluded from adjusted operating income.

Key drivers of expense growth included:

- ▷ Compensation costs increased $35.5 million, reflecting growth in headcount across key product areas and the temporary duplication of headcount associated with the reduction and shift of the Company's China operations.
- ▷ Sales commissions increased $4.2 million due to strong sales performance and higher amortization of capitalized commissions related to prior year sales performance, primarily for PitchBook.
- ▷ Depreciation increased $4.2 million primarily due to higher capitalized software costs for product enhancements in prior periods.
- ▷ Travel and related costs increased $3.3 million primarily due to increased activity to support clients and sales generation.

Adjusted operating margin is a non-GAAP measure.

Adjusted Operating Income Walk*
Q1 2022 to Q1 2023 ($ mil)


$82.5
22.7
–40.2
2.0
3.5
–4.2
–3.3
–2.1
–9.1
$51.8
Q1 2022
YOY Revenue Growth
Compensation and Benefits**
Stock-based Compensation
Professional Fees
Sales Commissions
Travel & Related Activities
Advertising & Marketing
Infrastructure Costs & Other***
Q1 2023

* Adjusted operating income, a non-GAAP measure, excludes intangible amortization expenses, all mergers and acquisitions (M&A)-related expenses (including M&A earn-outs), and items related to the significant reduction and shift of the Company's operations in China. **Includes salaries, cash bonus, and company-sponsored benefits. This line also includes severance-related expenses.

*** Includes infrastructure costs, (including third party contracts with data providers, AWS cloud costs to house data collection and products, and subscriptions to SaaS-based software), facilities, depreciation/amortization, and capitalized labor.

MORNINGSTAR®

Quarterly Operating Margin Trends



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Operating Margin
Adjusted Operating Margin
23.6%
23.2%
19.4%
19.8%
18.1%
15.6%
16.4%
14.1%
10.8%
17.1%
11.4%
15.8%
16.2%
12.3%
11.5%
4.7%
7.5%
5.1%
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23

Adjusted operating margin is a non-GAAP measure.

MORNINGSTAR®

Revenue vs. Adjusted Operating Expense Growth


Reported Revenue Growth
Adjusted Operating Expense Growth
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
21.2%
26.7%
20.1%
21.5%
16.3%
13.2%
9.2%
2.8%
5.0%
14.4%
28.4%
29.8%
25.4%
24.6%
24.5%
13.4%
10.1%
14.3%

Adjusted operating expense is a non-GAAP measure and is defined as operating expense excluding intangible amortization expense, all mergers and acquisition related expenses (including M&A-related earnouts), and items related to the significant reduction and shift of the Company's operations in China.

MORNINGSTAR®

Headcount Growth


Headcount
Headcount Growth Y-O-Y
Sequential Headcount Growth v. Prior Quarter
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
21.3%
26.9%
20.5%
19.8%
20.0%
22.7%
26.4%
27.9%
23.6%
4.8%
5.0%
5.6%
3.1%
5.0%
7.3%
8.8%
4.3%
1.5%
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q322
Q4 22
Q1 23

Headcount represents permanent, full-time employees.

Q1 2023 Cash Flow and Capital Allocation ($mil)



Operating Cash Flow
Free Cash Flow*
$23.4
–$6.1

Capital Allocation**



	($mil)
M&A-related	50.0
Capital Expenditures	29.5
Dividends Paid	15.9

* Free cash flow, a non-GAAP measure, is defined as cash provided by or used for operating activities less capital expenditures. ** Total capital deployed in the first quarter of 2023 was higher than operating cash flow due to use of excess cash on hand and an increase in debt. The Company's outstanding debt increased by a net of $21.9 million in the first quarter of 2023 compared to the end of 2022. Excluding $4.5 million of contingent consideration related to the acquisition of LCD reflected in operating cash flow, free cash flow would have been -$1.6 million for the quarter ended March 31, 2023.

Appendix

Reconciliation from Reported to Organic Revenue Change by Revenue Type

Consolidated	Q1 21	Q2 21	Q3 21	Q4 21	Q1 22	Q2 22	Q3 22	Q4 22	Q1 23
Reported Change in Revenue	21.2%	26.7%	20.1%	21.5%	16.3%	13.2%	9.2%	2.8%	5.0%
less: M&A, accounting changes, and currency	8.2%	10.0%	1.5%	0.1%	-1.8%	-2.6%	0.7%	0.6%	2.2%
M&A and accounting changes					-0.4%	0.5%	4.1%	3.6%	4.0%
Currency					-1.4%	-3.1%	-3.4%	-3.0%	-1.8%
Organic Revenue Change	13.0%	16.7%	18.6%	21.4%	18.1%	15.8%	8.5%	2.2%	2.8%

License-Based	Q1 21	Q2 21	Q3 21	Q4 21	Q1 22	Q2 22	Q3 22	Q4 22	Q1 23
Reported Change in Revenue	23.2%	25.4%	18.2%	18.3%	17.2%	18.1%	19.4%	16.0%	16.7%
less: M&A, accounting changes, and currency	11.1%	12.1%	1.3%	-0.2%	-1.6%	-2.2%	1.1%	1.1%	2.4%
M&A and accounting changes					0.0%	1.2%	5.0%	4.6%	4.4%
Currency					-1.6%	-3.4%	-3.9%	-3.5%	-2.0%
Organic Revenue Change	12.1%	13.3%	16.9%	18.5%	18.8%	20.3%	18.3%	14.9%	14.3%

Organic revenue is a non-GAAP measure.

Reconciliation from Reported to Organic Revenue Change by Revenue Type

Asset-Based	Q1 21	Q2 21	Q3 21	Q4 21	Q1 22	Q2 22	Q3 22	Q4 22	Q1 23
Reported Change in Revenue	7.3%	25.1%	23.5%	18.4%	11.6%	4.3%	-1.6%	-6.1%	-4.7%
less: M&A, accounting changes, and currency	1.5%	2.1%	1.0%	0.7%	-3.3%	-3.2%	3.7%	2.8%	1.3%
M&A and accounting changes					-2.3%	-1.7%	5.0%	3.9%	2.1%
Currency					-1.0%	-1.5%	-1.3%	-1.1%	-0.8%
Organic Revenue Change	5.8%	23.0%	22.5%	17.7%	14.9%	7.5%	-5.3%	-8.9%	-6.0%

Transaction-Based	Q1 21	Q2 21	Q3 21	Q4 21	Q1 22	Q2 22	Q3 22	Q4 22	Q1 23
Reported Change in Revenue	28.5%	33.5%	24.8%	36.7%	17.3%	2.6%	-20.7%	-34.5%	-34.2%
less: M&A, accounting changes, and currency	3.7%	8.9%	3.2%	1.4%	-1.0%	-3.4%	-2.9%	-2.6%	0.8%
M&A and accounting changes					0.0%	0.0%	0.0%	0.0%	2.4%
Currency					-1.0%	-3.4%	-2.9%	-2.6%	-1.6%
Organic Revenue Change	24.8%	24.6%	21.6%	35.3%	18.3%	6.0%	-17.8%	-31.9%	-35.0%

Organic revenue is a non-GAAP measure.

Reconciliation from Reported to Organic Revenue Change by Product Area

Morningstar Data	Q1 21	Q2 21	Q3 21	Q4 21	Q1 22	Q2 22	Q3 22	Q4 22	Q1 23
Reported Change in Revenue	14.4%	13.1%	13.5%	11.9%	7.7%	6.6%	3.3%	1.6%	6.3%
less: M&A, accounting changes, and currency	4.2%	5.5%	2.1%	-0.1%	-2.0%	-5.1%	-6.3%	-5.3%	-3.7%
M&A and accounting changes					0.0%	0.0%	0.0%	0.0%	0.0%
Currency					-2.0%	-5.1%	-6.3%	-5.3%	-3.7%
Organic Revenue Change	10.2%	7.6%	11.4%	12.0%	9.7%	11.7%	9.6%	6.9%	10.0%

Morningstar Direct	Q1 21	Q2 21	Q3 21	Q4 21	Q1 22	Q2 22	Q3 22	Q4 22	Q1 23
Reported Change in Revenue	9.9%	11.6%	9.8%	7.0%	8.3%	6.0%	4.8%	7.7%	7.0%
less: M&A, accounting changes, and currency	3.0%	4.4%	1.4%	-0.6%	-1.9%	-4.2%	-5.2%	-4.4%	-2.7%
M&A and accounting changes					0.0%	0.0%	0.0%	0.0%	0.0%
Currency					-1.9%	-4.2%	-5.2%	-4.4%	-2.7%
Organic Revenue Change	6.9%	7.2%	8.4%	7.6%	10.2%	10.2%	10.0%	12.1%	9.7%

Organic revenue is a non-GAAP measure.

MORNINGSTAR®

Reconciliation from Reported to Organic Revenue Change by Product Area

Investment Management	Q1 21	Q2 21	Q3 21	Q4 21	Q1 22	Q2 22	Q3 22	Q4 22	Q1 23
Reported Change in Revenue	-3.6%	13.6%	6.9%	8.3%	4.8%	-3.2%	-10.2%	-15.3%	-3.9%
less: M&A, accounting changes, and currency	2.5%	3.0%	0.9%	0.3%	-8.3%	-7.6%	3.0%	3.6%	7.9%
M&A and accounting changes					-6.7%	-5.8%	4.5%	5.4%	9.4%
Currency					-1.6%	-1.8%	-1.5%	-1.8%	-1.5%
Organic Revenue Change	-6.1%	10.6%	6.0%	8.0%	13.1%	4.4%	-13.2%	-18.9%	-11.8%

Morningstar Advisor Workstation	Q1 21	Q2 21	Q3 21	Q4 21	Q1 22	Q2 22	Q3 22	Q4 22	Q1 23
Reported Change in Revenue	4.6%	8.0%	6.0%	3.1%	1.8%	3.1%	4.8%	5.6%	5.6%
less: M&A, accounting changes, and currency	0.7%	0.8%	0.3%	0.4%	-0.1%	-0.3%	0.0%	-1.0%	-0.6%
M&A and accounting changes					0.0%	0.0%	0.0%	0.0%	0.0%
Currency					-0.1%	-0.3%	0.0%	-1.0%	-0.6%
Organic Revenue Change	3.9%	7.2%	5.7%	2.7%	1.9%	3.4%	4.8%	6.6%	6.2%

Morningstar Sustainalytics	Q3 21	Q4 21	Q1 22	Q2 22	Q3 22	Q4 22	Q1 23
Reported Change in Revenue	45.6%	43.0%	42.0%	36.3%	32.3%	15.9%	10.5%
less: M&A, accounting changes, and currency	2.0%	-2.1%	-5.7%	-11.1%	-13.5%	-10.0%	-5.4%
M&A and accounting changes			0.0%	0.0%	0.0%	0.0%	0.0%
Currency			-5.7%	-11.1%	-13.5%	-10.0%	-5.4%
Organic Revenue Change	43.6%	45.1%	47.7%	47.4%	45.8%	25.9%	15.9%

Organic revenue is a non-GAAP measure.

MORNINGSTAR®

Reconciliation from Reported to Organic Revenue Change by Product Area

DBRS Morningstar Canada	Q1 21	Q2 21	Q3 21	Q4 21	Q1 22	Q2 22	Q3 22	Q4 22	Q1 23
Reported Change in Revenue	29.4%	-2.4%	0.0%	2.4%	-9.4%	-11.2%	-0.5%	-17.6%	-0.1%
less: M&A, accounting changes, and currency	7.0%	11.2%	5.5%	3.3%	-0.1%	-3.4%	-4.6%	-6.4%	-6.7%
M&A and accounting changes					0.0%	0.0%	0.0%	0.0%	0.0%
Currency					-0.1%	-3.4%	-4.6%	-6.4%	-6.7%
Organic Revenue Change	22.4%	-13.6%	-5.5%	-0.9%	-9.3%	-7.8%	4.1%	-11.2%	6.6%

DBRS Morningstar EMEA	Q1 21	Q2 21	Q3 21	Q4 21	Q1 22	Q2 22	Q3 22	Q4 22	Q1 23
Reported Change in Revenue	52.0%	31.3%	17.6%	7.2%	-18.5%	-15.4%	-22.8%	-25.4%	-9.9%
less: M&A, accounting changes, and currency	10.4%	14.0%	7.0%	0.8%	-2.9%	-10.3%	-13.1%	-10.0%	-6.6%
M&A and accounting changes					0.0%	0.0%	0.0%	0.0%	0.0%
Currency					-2.9%	-10.3%	-13.1%	-10.0%	-6.6%
Organic Revenue Change	41.6%	17.3%	10.6%	6.4%	-15.6%	-5.1%	-9.7%	-15.4%	-3.3%

Organic revenue is a non-GAAP measure.

Reconciliation from Operating Margin to Adjusted Operating Margin

	Q1 21	Q2 21	Q3 21	Q4 21	Q1 22	Q2 22	Q3 22	Q4 22	Q1 23
Operating Margin	17.1%	11.4%	15.8%	16.2%	12.3%	11.5%	4.7%	7.5%	5.1%
Add: intangible amortization and all M&A-related expenses (including M&A-related earn-outs), and items related to the significant reduction and shift in the Company's operations in China	6.5%	11.8%	3.6%	3.6%	5.8%	4.1%	11.7%	6.6%	5.7%
Adjusted Operating Margin	23.6%	23.2%	19.4%	19.8%	18.1%	15.6%	16.4%	14.1%	10.8%

Adjusted operating margin is a non-GAAP measure.

MORNINGSTAR®

Reconciliation from Total Operating Expenses to Adjusted Operating Expenses

	Q1 21	Q2 21	Q3 21	Q4 21	Q1 22	Q2 22	Q3 22	Q4 22	Q1 23
Operating Expense	325.6	368.2	361.1	387.4	400.6	416.5	446.2	439.5	455.2
Less: intangible amortization and all M&A-related expenses (including M&A-related earn-outs), and items related to the significant reduction and shift in the Company's operations in China	25.1	49.2	15.7	16.4	26.1	19.5	54.6	30.9	27.3
Adjusted Operating Expense	300.5	319.0	345.4	371.0	374.5	397.0	391.6	408.6	427.9

Adjusted operating expense is a non-GAAP measure.